UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
February 7, 2005

Maxtor Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16447 (Commission File No.)	77-0123732 (I.R.S. Employer Identification No.)

500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.

(a) On February 7, 2005, Maxtor Corporation (the “Company”) amended the terms of Dr. C. S. Park’s and Mr. Michael J. Wingert’s Employment Offer Letters, dated November 12 and November 17, 2004, respectively. The Company amended the terms of Dr. Park’s and Mr. Wingert’s Employment Offer Letter to reduce their base salary by ten percent (10%) from the earlier agreed upon base salary, with the salary reduction to last from February 6, 2005 until the first pay period following the first quarter in which the Company reports net income calculated pursuant to Generally Accepted Accounting Principles (“GAAP”). Upon the Company’s achievement of GAAP net income for a fiscal quarter, both Dr. Park’s and Mr. Wingert’s salary shall return to its original level without catch-up or deferred payment by the Company. Participation in the Company’s incentive plan remains keyed to Dr. Park’s and Mr. Winger’s base salary of $700,000 and $600,000, respectively, subject to the terms and conditions of the incentive plan and approval of the Compensation Committee of the Company’s Board of Directors, and provided that Mr. Wingert’s incentive bonus for 2005 is guaranteed at $600,000. The amendment to the Employment Offer Letters for Dr. Park and Mr. Wingert, both dated February 7, 2005 and attached hereto as Exhibits 99.1 and 99.2, respectively, are hereby incorporated herein by reference.

     For additional information on the terms of Dr. Park’s and Mr. Wingert’s Employment Offer Letter, refer to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 18 and November 23, 2004, respectively. Dr. Park’s and Mr. Wingert’s Employment Offer Letters, provided as Exhibit 99.1 to the November 18 and November 23, 2004 Form 8-K filed with the SEC, are hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
No.	Description
Exhibit 99.1	Amendment to the Employment Offer Letter dated as of February 7, 2004 from Maxtor Corporation to Dr. C.S. Park.
Exhibit 99.2	Amendment to the Employment Offer Letter dated as of February 7, 2004 from Maxtor Corporation to Mr. Michael J. Wingert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005

MAXTOR CORPORATION
By:	/s/ Duston M. Williams
	Name:	Duston M. Williams
	Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
Exhibit 99.1	Amendment to the Employment Offer Letter dated as of February 7, 2004 from Maxtor Corporation to Dr. C.S. Park.
Exhibit 99.2	Amendment to the Employment Offer Letter dated as of February 7, 2004 from Maxtor Corporation to Mr. Michael J. Wingert.